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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): June 11, 1998
                                                          -------------


                     Illinois Superconductor Corporation
              -------------------------------------------------
              (Exact Name of Registrant as Specified in Charter




         Delaware                       0-22302                 36-3688459
----------------------------         ------------           -----------------
(State or Other Jurisdiction         (Commission              (IRS Employer
    of incorporation)                File Number)           Identification No.)

    451 Kingston Court, Mount Prospect, Illinois                  60056
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      (Address of Principal Executive Offices                  (Zip Code)

    Registrant's telephone number, including area code (847) 391-9400
                                                       --------------



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ITEM 5.  OTHER EVENTS.

On June 11, 1998, the Registrant issued the press release attached hereto as
Exhibit 99.1. The information contained in this press release is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         99.1  Press Release of Registrant dated June 11, 1998.






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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Illinois Superconductor Corporation


Dated: June 11, 1998                 By: /s/ EDWARD W. LAVES
                                         -------------------------------------
                                         Edward W. Laves
                                         President and Chief Executive Officer






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                                Exhibit Index
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Exhibit #                           Item
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  99.1                          Press Release